UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 15, 2017

VIVEVE MEDICAL, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-11388	04-3153858
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

345 Inverness Drive South, Building B, Suite 250, Englewood, Colorado	80112
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (720) 696-8100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On August 16, 2017, Viveve Medical, Inc. (the “Company”) filed with the Secretary of State of Delaware an amended and restated certificate of incorporation (the “Restated Certificate”), incorporating the amendments to the Company’s certificate of incorporation, as amended, approved by the stockholders at the Company’s annual meeting of the stockholders held on August 15, 2017 (the “Annual Meeting”), which include (i) authorizing the Board of Directors of the Company (the “Board”) exclusively to fill any vacancies occurring in the Board; (ii) eliminating the ability of stockholders to act by written consent; (iii) eliminating the ability of the stockholders to call special meetings; (iv) granting the Board exclusive authority to change the size of the Board; (v) implementing a classified Board of Directors; (vi) implementing supermajority voting for amendments to the Company’s bylaws adopted by the Company’s stockholders; and (vii) implementing supermajority voting to amend certain certificate of incorporation provisions. The Company’s stockholders approved the Restated Certificate at the Annual Meeting, as more specifically described under Item 5.07 below. The Restated Certificate was previously approved by the Board, subject to stockholder approval. The foregoing summary of the Restated Certificate does not purport to be complete and is qualified in its entirety by reference to the Restated Certificate, a copy of which is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Effective August 15, 2017, the Board adopted an amended and restated bylaws (the “Restated Bylaws”) incorporating the amendments to the Company’s bylaws approved by the stockholders at the Company’s Annual Meeting, which include (i) eliminating the ability of stockholders to act by written consent; (ii) eliminating the ability of the stockholders to call special meetings; (iii) requiring advance notice for stockholder nominations of directors and proposals for matters to be raised at stockholder meetings; (iv) granting the Board exclusive authority to change the size of the Board; and (v) providing for a forum for adjudication of disputes. The Board previously approved the Restated Bylaws subject to stockholder approval of the Restated Certificate and Restated Bylaws. The foregoing summary of the Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the Restated Bylaws, a copy of which is attached as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the Company’s stockholders voted to: (1) elect six directors to the Company’s Board; (2) ratify the appointment of BPM LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017; (3) approve, on an advisory basis, the compensation of the Company’s named executive officers; (4) participate in an advisory vote every year on the frequency of future advisory votes on the compensation of the Company’s named executive officers; (5) approve the Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws of the Company, which (i) authorize the Board of Directors exclusively to fill any vacancies occurring in the Board; (ii) eliminate the ability of stockholders to act by written consent; (iii) eliminate the ability of the stockholders to call special meetings; (iv) require advance notice for stockholder nominations of directors and proposals for matters to be raised at stockholder meetings; (v) grant the Board exclusive authority to change the size of the Board; (vi) implement a classified Board of Directors; (vii) implement supermajority voting for amendments to the Company’s bylaws adopted by the Company’s stockholders; (viii) implement supermajority voting to amend certain certificate of incorporation provisions; and (ix) provide for a forum for adjudication of disputes; (6) approve the Company’s 2017 Employee Stock Purchase Plan; and (7) approve an increase to the number of shares available for awards under the Viveve Medical, Inc. 2013 Stock Option and Incentive Plan, as amended, and an increase to the number of shares available for issuance as incentive stock options under the Viveve Medical, Inc. 2013 Stock Option and Incentive Plan, as amended.

The proposals are described in detail in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on July 7, 2017.

The number of shares of common stock entitled to vote at the Annual Meeting was 19,400,633. The number of shares of common stock present or represented by valid proxy at the Annual Meeting was 16,460,283. All matters submitted to a vote of the Company’s stockholders at the Annual Meeting were approved and all director nominees were elected.

The votes cast with respect to each matter voted upon are set forth below:

Proposal 1: Elect six directors to serve until the Company’s next annual meeting or until the election and qualification of their successors.

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
Lori Bush	12,235,096	269,771	3,955,416
Daniel Janney	12,234,514	270,353	3,955,416
Debora Jorn	12,484,822	20,045	3,955,416
Arlene Morris	12,235,093	269,774	3,955,416
Jon Plexico	12,469,569	35,298	3,955,416
Patricia Scheller	12,484,764	20,103	3,955,416

Proposal 2: Ratify the appointment of BPM LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017.

Votes For	Votes Against	Abstentions	Broker Non-Votes
16,311,454	122,963	25,866	0

Proposal 3: Approve, on an advisory basis, the compensation of the Company’s named executive officers.

Votes For	Votes Against	Abstentions	Broker Non-Votes
12,443,570	19,223	42,074	3,955,416

Proposal 4: Participate in an advisory vote on the frequency of future advisory votes on the compensation of the Company’s named executive officers.

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
12,383,854	7,166	75,544	38,303	3,955,416

Proposal 5: Approve the Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws of the Company to:

(i)	authorize the Board of Directors exclusively to fill any vacancies occurring in the Board;

Votes For	Votes Against	Abstentions	Broker Non-Votes
10,723,423	1,757,902	23,542	3,955,416

(ii)	eliminate the ability of stockholders to act by written consent;

Votes For	Votes Against	Abstentions	Broker Non-Votes
10,660,274	1,827,395	17,198	3,955,416

(iii)	eliminate the ability of the stockholders to call special meetings;

Votes For	Votes Against	Abstentions	Broker Non-Votes
10,538,134	1,950,336	16,397	3,955,416

(iv)	require advance notice for stockholder nominations of directors and proposals for matters to be raised at stockholder meetings;

Votes For	Votes Against	Abstentions	Broker Non-Votes
10,660,115	1,830,423	14,329	3,955,416

(v)	grant the Board exclusive authority to change the size of the Board;

Votes For	Votes Against	Abstentions	Broker Non-Votes
10,652,235	1,836,949	15,683	3,955,416

(vi)	implement a classified Board of Directors;

Votes For	Votes Against	Abstentions	Broker Non-Votes
10,595,553	1,877,832	31,482	3,955,416

(vii)	implement supermajority voting for amendments to the Company’s bylaws adopted by our stockholders;

Votes For	Votes Against	Abstentions	Broker Non-Votes
10,545,972	1,943,134	15,761	3,955,416

(viii)	implement supermajority voting to amend certain certificate of incorporation provisions;

Votes For	Votes Against	Abstentions	Broker Non-Votes
10,545,342	1,942,219	17,306	3,955,416

(ix)	provide for a forum for adjudication of disputes.

Votes For	Votes Against	Abstentions	Broker Non-Votes
10,934,381	1,556,261	14,225	3,955,416

Proposal 6: Approve the Company’s 2017 Employee Stock Purchase Plan.

Votes For	Votes Against	Abstentions	Broker Non-Votes
12,455,634	26,083	23,150	3,955,416

Proposal 7: Approve an increase to the number of shares available for awards under the Viveve Medical, Inc. 2013 Stock Option and Incentive Plan, as amended, and an increase to the number of shares available for issuance as incentive stock options under the Viveve Medical, Inc. 2013 Stock Option and Incentive Plan, as amended.

Votes For	Votes Against	Abstentions	Broker Non-Votes
11,527,435	951,454	25,978	3,955,416

 Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of Viveve Medical, Inc., dated August 16, 2017

3.2	Amended and Restated Bylaws of Viveve Medical, Inc., adopted August 15, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 16, 2017	Viveve Medical, Inc.

	By:	/s/ Scott Durbin
Scott Durbin Chief Financial Officer

 Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of Viveve Medical, Inc., dated August 16, 2017

3.2	Amended and Restated Bylaws of Viveve Medical, Inc., adopted August 15, 2017